Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of A US VR Global.com Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary Chaw Cheng Fei, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2018	/s/ Gary Chaw Cheng Fei
Gary Chaw Cheng Fei
Chief Financial Officer